MARSHALL FUNDS, INC.

Supplement dated April 1, 2011 to:

Summary Prospectus dated December 29, 2010

for Marshall Mid-Cap Value Fund

Information in the section “Management of the Fund – Portfolio Manager” is replaced with the following:

“Portfolio Managers. Matthew B. Fahey, Gregory S. Dirkse and Brian J. Janowski are the portfolio managers of the Fund. Mr. Fahey is the lead portfolio manager of the Fund. Mr. Fahey, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since June 1997 and has been employed by the Adviser since 1984. Mr. Dirkse, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since March 2011 and has been employed by the Adviser since 1999. Mr. Janowski, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since March 2011 and has been employed by the Adviser since 2008.”

Thank you for your investment in the Marshall Funds. If you have any questions regarding the Marshall Funds, please contact Marshall Investor Services at 1-800-236-3863.

This supplement should be retained for future reference.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

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